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                                                                   EXHIBIT 23.02

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-43025, 33-48371, 33-53913, 333-18963, 333-27109,
333-34599, 333-40047, 333-61029, 333-65529, 333-71717, 333-85591, 333-93609,
333-69589, 333-56898 and 333-33330) of Cadence Design Systems, Inc. of our report dated January 15, 1999 relating to the financial statements, which appears in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

San Jose, California
March 28 , 2001